EXHIBIT 10.64

2013 FORMS OF EMPLOYEE STOCK OPTION AND RESTRICTED SHARE UNITS AGREEMENTS

Standard Long-Term Incentive Program Stock Options

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«First_Name_MI» «Last_Name»

GRANT DATE:	, 20_

OPTION PRICE:	$ per share

COVERED SHARES:	«Shares»

1. Definitions; Grant of Option. Certain terms used in this Nonstatutory Stock Option Agreement (the “Agreement”) are defined in Section 7 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Optionee named above (“Optionee”) an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price. The Option is subject to acceptance by Optionee in accordance with Section 11 and is subject to the terms and conditions of the Agreement and the Plan.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option.

2.2 Option Period. Except as otherwise set forth in Section 2.3, the Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable at any time and from time to time through the Expiration Date as defined in Section 7.18, including and subject to the early termination and forfeiture provisions set forth in said definition.

To the extent that the Option or relevant portion thereof is then outstanding and the Expiration Date has not yet occurred, the Option will become exercisable as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Option has previously become exercisable pursuant to another subsection of this Section 2.2, the Option will become exercisable as follows:

(i) as to one-third (1/3rd) of the Covered Shares (rounded down to the nearest whole Share), commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such anniversary date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Grant Date;

(ii) as to one-half (1/2) of the remaining Covered Shares (rounded down to the nearest whole Share), commencing on the second (2nd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such anniversary date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date; and

(iii) as to the remaining Covered Shares, commencing on the third (3rd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such anniversary date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Disability and not for Cause, the Option will become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If, after the occurrence of a Change of Control Triggering Event but prior to the occurrence of a Change of Control Failure or of the Change of Control triggered by the Change of Control Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Option will become exercisable as to all outstanding Covered Shares as to which it has not otherwise become exercisable commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but has not yet become fully exercisable at the time a Change of Control occurs, the Option will become exercisable as to all then outstanding Covered Shares as to which it has not otherwise become exercisable, effective as of the day immediately prior to the occurrence of the Change of Control, provided that, at the time the Change of Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose Option, or portion thereof, has not yet become exercisable but is then outstanding and continues to qualify for becoming exercisable pursuant to the terms of Section 2.2(a)(i), (ii) and/or (iii).

(f) The Compensation Committee or other PNC Designated Person as defined in Section 7.31 may in their sole discretion, but need not, accelerate the date as of which all or any portion of the Option first becomes exercisable subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Judicial Criminal Proceedings. If any criminal charges are brought against Optionee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation, then to the extent that the Option is then outstanding and exercisable or would otherwise become exercisable, the Compensation Committee or other PNC Designated Person may determine to suspend the exercisability of the Option or to require the escrow of the proceeds of any exercise of the Option.

Any such suspension or escrow is subject to the following restrictions:

(a) It may last only until the earliest to occur of the following:

(i) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation;

(ii) resolution of the criminal proceedings in one of the following ways: (A) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (B) Optionee has been acquitted of such alleged felony; or (C) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(iii) Optionee’s death;

(iv) the occurrence of a Change of Control; or

(v) termination of the suspension or escrow in the discretion of the Compensation Committee or other PNC Designated Person, as applicable; and

(b) It may be imposed only if the Compensation Committee or other PNC Designated Person, as applicable, makes reasonable provision for the retention or realization of the value of the Option to Optionee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (a)(ii) or (a)(v) above.

2.4 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Option and has not filed a designation of beneficiary form as specified above, the Option, to the extent outstanding and exercisable, will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. If corporate transactions, such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Option is outstanding and has not yet been exercised and in the Option Price that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation cancellation of the Option immediately prior to the effective time of such Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of such Corporate Transaction.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Option.

4.1 Notice and Effective Date. The Option, to the extent outstanding and exercisable, may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Option Price with respect to that portion of the Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System or successor regulation and in such manner as may be permitted by PNC from time to time consistent with said Regulation T or successor regulation.

The form or forms that shall be used to exercise the Option and to make tax payment elections will be prescribed from time to time by those persons responsible for performing administrative functions under the Plan.

The effective date of such exercise will be the Exercise Date.

In the event that the Option is exercised, pursuant to Section 2.4, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained by PNC as provided in Section 4.3.

7. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

7.1 “Agreement” means the Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the Option granted to Optionee pursuant to the Plan.

7.2 “Board” means the Board of Directors of PNC.

7.3 “Cause” and “termination for Cause.”

(a) “Cause” and “termination for Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of this Section 7.3(a) only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” and “termination for Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Optionee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Optionee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of this Section 7.3(b) only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

7.4 “CEO” means the chief executive officer of PNC.

7.5 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 7.5(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 7.5(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

7.6 “Change of Control Employment Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain payments and benefits upon a qualifying termination of employment following a change of control.

7.7 “Change of Control Failure” means the following:

(a) with respect to a Change of Control Triggering Event described in Section 7.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a Change of Control Triggering Event described in Section 7.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

7.8 “Change of Control Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a Business Combination, other than an Excluded Combination, as described in Subsection (c) of the definition of Change of Control contained in Section 7.5; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

7.9 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

7.10 “Competitive Activity.”

“Competitive Activity” while Optionee is an employee of the Corporation means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the next twelve (12) months, in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

“Competitive Activity” on or after Optionee’s Termination Date means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 7.15(a), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

7.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

7.12 “Corporation” means PNC and its Consolidated Subsidiaries.

7.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a Change of Control Triggering Event and (ii) the date of a Change of Control and (b) ending on the date that is two (2) years after the date of the Change of Control; provided, however, that in the event that a Coverage Period commences on the date of a Change of Control Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a Change of Control Failure and (y) the date that is two (2) years after the date of the Change of Control triggered by the Change of Control Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

7.14 “Covered Shares” means the number of shares of PNC common stock that Optionee has the option to purchase from PNC pursuant to the Option. The number of Covered Shares is specified on page 1 of the Agreement.

7.15 “Detrimental Conduct” means:

(a) Optionee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period of Optionee’s employment with the Corporation and extending through (and including) the first (1st) anniversary of the later of (i) Optionee’s Termination Date and, if different, (ii) the first date after Optionee’s Termination Date as of which Optionee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or other PNC Designated Person, as applicable, determines that Optionee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Optionee and, if so, (1) determines in its sole discretion that Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement and (2) determines in its sole discretion to cancel all or a specified portion of the Option on the basis of such determination that Optionee has engaged in Detrimental Conduct.

7.16 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Optionee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Optionee has been determined to be eligible for U.S. Social Security disability benefits, Optionee shall be presumed to be Disabled as defined herein.

7.17 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to receipt by PNC of full payment of the aggregate Option Price, calculation by PNC of the applicable withholding taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

7.18 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections 7.18(b) through 7.18(d) (with the Option expiring on the first date determined under any of such sections);

provided, however, if there is a Change of Control, then notwithstanding Section 7.18(c), to the extent that the Option is outstanding and exercisable or becomes exercisable at the time the Change of Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change of Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change of Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change of Control occurs by virtue of the application of one or more of the exceptions set forth in Section 7.18(c) and at least one of such exceptions is still applicable at the time the Change of Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Compensation Committee or other PNC Designated Person determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not the Option has become exercisable and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Compensation Committee or other PNC Designated Person determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not the Option has become exercisable, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section 7.18(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is exercisable on the Retirement date or thereafter becomes exercisable pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Disability. If Optionee’s employment is terminated by the Corporation by reason of Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) Displacement Benefits Plan or Agreement or Arrangement in lieu of or in addition to Displacement Benefits Plan. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or one of its subsidiaries under an applicable PNC or subsidiary Displacement Benefits Plan, or any successor plan by whatever name known (“Displacement Benefits Plan”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or one of its subsidiaries and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a subsidiary and Optionee in lieu of or in addition to the Displacement Benefits Plan, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become exercisable; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether or not it has become exercisable, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the Option (or portion thereof) has become exercisable while Optionee was still an employee of the Corporation but will expire on Optionee’s Termination Date unless the conditions set forth in this Section 7.18(c)(5) are met, then such Option or portion thereof will not terminate on Optionee’s Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section 7.18(c)(5) have been met and the Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If such date is earlier than the date on which the Option would otherwise expire, the Option or specified portion thereof will expire on the date and to the extent that PNC determines, in its sole discretion, to cancel all or a specified portion of the Option on the basis of its determination that Optionee has engaged in Detrimental Conduct as set forth in Section 7.15 for purposes of the Agreement, whether such determination is made during the period of Optionee’s employment with the Corporation or after Optionee’s Termination Date; provided, however, that:

(1) Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, no determination that Optionee has engaged, for purposes of the Agreement, in Detrimental Conduct of the type specified in clause (a) of Section 7.15 may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged, for purposes of the Agreement, in Detrimental Conduct of the type specified in clause (a) of Section 7.15 may be made after the occurrence of a Change of Control; and

provided further, that upon the occurrence of a Change of Control Triggering Event, any new determination to cancel all or a specified portion of the Option on the basis of a determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement will be suspended unless and until the occurrence of a Change of Control Failure; and following the occurrence of a Change of Control, a new determination to cancel all or a specified portion of the Option on the basis of a determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made only on the basis of conduct specified in clause (b) of Section 7.15 or on the basis of an event specified in clause (c) of Section 7.15.

7.19 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

7.20 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

7.21 “Good Reason” means:

(a) (i) the assignment to Optionee of any duties inconsistent in any respect with, or any other diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Optionee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Optionee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Optionee of any duties inconsistent in any material respect with, or any other material diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue Optionee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Optionee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Optionee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue to provide Optionee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental death and travel accident insurance plans and programs) no less favorable, in the aggregate, than those provided to Optionee under the most favorable of such plans, practices, policies and programs in effect for Optionee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

7.22 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Option is authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

7.23 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

7.24 “Option” means the option to purchase shares of PNC common stock granted to Optionee pursuant to the Plan in accordance with the terms of Article 6 of the Plan and evidenced by the Agreement.

7.25 “Option Period” means the period during which the Option may be exercised, as set forth in Section 2.2 of the Agreement.

7.26 “Option Price” means the dollar amount per share of PNC common stock at which the Option may be exercised. The Option Price is set forth on page 1 of the Agreement.

7.27 “Optionee” means the person to whom the Option is granted and is identified as Optionee on page 1 of the Agreement.

7.28 “Person” has the meaning specified in the definition of “Change of Control” in Section 7.5.

7.29 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

7.30 “PNC” means The PNC Financial Services Group, Inc.

7.31 “PNC Designated Person” or “Designated Person” will be: (a) the Compensation Committee or its delegate if Optionee is (or was when he or she ceased to be an employee of the Corporation) either a member of the Corporate Executive Group (or equivalent successor classification) or subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities (or both); or (b) the Compensation Committee, the CEO, or the Chief Human Resources Officer of PNC, or any other individual or group as may be designated by one of the foregoing to act as Designated Person for purposes of the Agreement.

7.32 “Retire” or “Retirement” means, for purposes of this Option and all PNC stock options held by Optionee, whether granted under the Plan or under an earlier PNC plan, termination of Optionee’s employment with the Corporation at any time and for any reason (other than termination by reason of Optionee’s death or by the Corporation for Cause and, if the Compensation Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Optionee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

7.33 “Retiree” means an Optionee who has Retired.

7.34 “SEC” means the United States Securities and Exchange Commission.

7.35 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

7.36 “Share” means a share of authorized but unissued PNC common stock or a reacquired share of PNC common stock, including shares purchased by PNC on the open market for purposes of the Plan or otherwise.

7.37 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

8. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Optionee for any period or in any way alter Optionee’s status as an employee at will.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of one year after Optionee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Optionee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Optionee’s Termination Date, or (iii) was, as of Optionee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period or, if Optionee was a party to a Change of Control Employment Agreement that was in effect at the time of such termination of employment, within three years after the occurrence of a Change of Control, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of one year after Optionee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond Optionee’s Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3, 9.4, 10.1 and 10.7 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Option and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

10.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent, if any, applicable to Optionee, the Option, and any right to receive Shares or other value pursuant to the Option and to retain such Shares or other value, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback,” adjustment, or similar policy of PNC in effect on the Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

10.10. Subject to the Plan and the Compensation Committee; Entire Agreement. In all respects, the Agreement, the Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which has been made available to Optionee and is incorporated by reference herein and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. In addition, the Agreement and the Option are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date. The Agreement constitutes the entire agreement between Optionee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

10.11 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Optionee and by an authorized representative of PNC.

11. Acceptance of Option; PNC Right to Cancel; Effective Date. If Optionee does not accept the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee, the Option and the Agreement are effective as of the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chief Executive Officer

ATTEST:

By:

Corporate Secretary

Accepted and agreed to by Optionee as of the Grant Date

Optionee

Standard Long-Term Incentive Program RSUs

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

20     LONG-TERM INCENTIVE AWARD PROGRAM

* * *

STOCK-PAYABLE RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[Name]

AWARD GRANT DATE:	, 20__

SHARE UNITS:	[ Number ] share units

1. Definitions. Certain terms used in this Stock-Payable Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 12 or elsewhere in the Agreement, and such definitions shall apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units with Dividend Equivalents Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of restricted share units (“Restricted Share Units” or “RSUs”) of the number of share units set forth above, together with the opportunity to receive related Dividend Equivalents (“Dividend Equivalents”) with respect to those share units (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 15 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units, and, to the extent not yet paid, the related Dividend Equivalents, are subject to forfeiture pursuant to the terms and conditions of the Agreement until vesting of the Restricted Share Units in accordance with the terms of the Agreement.

Restricted Share Units that are not forfeited in accordance with the terms of Section 5 and that vest in accordance with the terms of Section 6 will be settled and paid out pursuant to and in accordance with the terms of Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units to which they relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or settlement, whichever is applicable, of the Restricted Share Units to which they relate.

4. Dividend Equivalents.

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units, and Dividend Equivalents payments are applicable for the period during which the Restricted Share Units to which they relate are outstanding. Dividend Equivalents apply to the period from and after the Award Grant Date until such time as the Restricted Share Units granted in connection with the Dividend Equivalents either (i) vest pursuant to and in accordance with the terms of Section 6 or (ii) are cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 15 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the Dividend Equivalents period.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date. Dividend Equivalents payments are subject to the additional conditions set forth below, and except as otherwise provided below, Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on both the dividend record date and dividend payment date for such dividend.

Additional Conditions. Except as otherwise provided in Sections 5.4(b) and 12.11, termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units vest pursuant to and in accordance with the terms of Section 6 and if such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

However, if the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units are cancelled upon forfeiture in accordance with the terms of Section 5, Grantee will not receive any dividend equivalent payments on or after such forfeiture date, whether or not a dividend record date had occurred prior to such date.

Where payment of Dividend Equivalents that would otherwise be made is suspended pursuant to Section 5.3 or Section 5.5 pending resolution of a potential forfeiture of the Restricted Share Units, then such payment will be made only if and when the suspension is terminated for reasons favorable to Grantee and the Restricted Share Units are not forfeited. No interest shall be paid with respect to any suspended payments. If the suspension is terminated for reasons adverse to Grantee, both the Restricted Share Units and any suspended Dividend Equivalents payments will be forfeited without payment.

5. Forfeiture Provisions; Termination of Award Upon Failure to Meet Applicable Conditions.

5.1 Termination of Award Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of the Restricted Share Units and the right to receive any further payments with respect to related Dividend Equivalents pursuant to the terms and conditions of this Section 5, the Award will terminate and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement.

5.2 Service Requirements.

Grantee will meet the service requirements for the Award if Grantee meets the conditions of any of the subclauses below (and if more than one is applicable, Grantee will have met the service requirements for the Award upon the first to occur of such conditions).

(i)	Grantee continues to be an employee of the Corporation through and including the day immediately preceding the 3rd anniversary of the Award Grant Date.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be an employee of the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 12).

(iv)

Grantee continues to be employed by the Corporation until such time as Grantee Retires (as defined in Section 12) provided that such Retirement Date occurs no earlier than the 1st anniversary of the Award Grant Date and such Retirement is a Qualifying Retirement Termination of employment as defined below and where Grantee’s employment was not terminated by the Corporation for Cause.

(v)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 12).

(vi)	Grantee continues to be employed by the Corporation through the day immediately prior to the date a Change of Control (as defined in Section 12) occurs.

(vii)

The Committee or other PNC Designated Person (as defined in Section 12) determines, in its sole discretion and prior to Grantee’s Termination Date, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Share Units that have not yet vested, the service requirements will be deemed to have been satisfied with respect to such share units; provided that if the Committee or other PNC Designated Person determines, in its sole discretion, that such deemed satisfaction of the service requirements shall be subject to any accompanying restrictions, terms or conditions, then such conditions shall have been timely satisfied (or shall be deemed to have been timely satisfied upon the earlier occurrence of Grantee’s death or of a Change of Control) no later than by the end of the day immediately preceding the 3rd anniversary of the Award Grant Date.

Qualifying Retirement Termination. Grantee’s termination of employment will be considered to be a Qualifying Retirement Termination for purposes of this Award if all of the following conditions are met:

(1)	Grantee’s termination of employment is a Retirement (as defined in Section 12);

(2)	Grantee’s employment was not terminated by the Corporation for Cause (as defined in Section 12); and

(3)	Grantee’s termination of employment occurs on or after the 1st anniversary of the Award Grant Date.

5.3 Forfeiture of Award Upon Failure to Meet Service Requirements.

(a) Except as otherwise provided in subsection (b) below, if, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements for the Award as set forth in Section 5.2 prior to or as of Grantee’s Termination Date (as defined in Section 12), then all outstanding Restricted Share Units that have so failed to meet such service requirements, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) If, at the time Grantee ceases to be employed by the Corporation, Grantee could still satisfy the service requirements for all or a portion of the Award pursuant to Section 5.2(vii) provided that Grantee satisfies all of the conditions, if any, required by the Committee or other PNC Designated Person for such provision to apply within the time so specified by the Committee or other PNC Designated Person and/or that provision, then the potential forfeiture of that portion of the Award for failure to meet the service requirements set forth in Section 5.2 (and payment with respect to Dividend Equivalents with respect to that portion of the Award) will be suspended until the earliest to occur of the following: (1) Grantee’s failing to meet the service requirements of Section 5.2 upon the failure to satisfy such conditions at all or to satisfy such conditions within any time period specified by the Committee or other PNC Designated Person for such purpose or, if earlier or if no such time period is specified by the Committee or other PNC Designated Person, within the time period otherwise specified in such provision (i.e., no later than by the end of the day immediately preceding the 3rd anniversary of the Award Grant Date); (2) the timely satisfaction of such conditions, if any, such that Grantee is considered to have met the service requirements of Section 5.2 for purposes of that portion of the Award; (3) Grantee’s death; or (4) the occurrence of a Change of Control.

If such suspension is resolved adverse to Grantee pursuant to clause (1) above, then all outstanding Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended pending such resolution, will be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC effective as of Grantee’s Termination Date.

If such suspension is resolved pursuant to clause (2) above or by the occurrence of an event set forth in clause (3) or (4) above, then vesting of Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

5.4 Forfeiture of Award Upon Termination for Cause or Upon Determination of Detrimental Conduct.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Award Grant Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) Detrimental Conduct. At any time prior to the date that such Restricted Share Units vest in accordance with Section 6, Restricted Share Units and related Dividend Equivalents, or specified portion thereof, will be forfeited by Grantee to PNC and cancelled, without payment of any consideration by PNC, on the date and to the extent that PNC determines in its sole discretion to so cancel all or a specified portion of the Restricted Share Units and related Dividend Equivalents on the basis of its determination that Grantee has engaged in Detrimental Conduct as set forth in Section 12.11, whether such determination is made during the period of Grantee’s employment with the Corporation or after Grantee’s Termination Date; provided, however, that (i) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death and Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Share Units by will or the laws of descent and distribution in the event of Grantee’s death; (ii) in the event that Grantee’s termination of employment was an Anticipatory Termination, no determination that Grantee has engaged in Detrimental Conduct may be made on or after Grantee’s Termination Date; and (iii) no determination that Grantee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control (as defined in Section 12).

5.5 Suspension and Forfeiture Related to Judicial Criminal Proceedings.

If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Share Units are still outstanding and have not yet vested, the vesting of those Restricted Share Units and any further Dividend Equivalent payments shall be automatically suspended.

Such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, those Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended, will, upon such occurrence, be automatically forfeited by Grantee to PNC, will not vest or be eligible to vest, and will be cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting of those Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

6. Vesting and Settlement of Restricted Share Units.

6.1 Vesting. Grantee’s Restricted Share Units will vest upon the earliest to occur of the events set forth in the subclauses below, provided that the Restricted Share Units have not been forfeited prior to such event pursuant to any of the provisions of Section 5 and remain outstanding at that time:

(i)

the 3rd anniversary of the Award Grant Date or, if later, on the date as of which any suspension imposed pursuant to Section 5.5 is lifted without forfeiture of the units and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the end of the day immediately preceding the day a Change of Control (as defined in Section 12) occurs.

Restricted Share Units that have been forfeited by Grantee pursuant to the provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

The Dividend Equivalents period with respect to Dividend Equivalents related to the Restricted Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.

6.2 Settlement.

Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of vested Restricted Share Units being settled or as otherwise provided in Section 8 if applicable.

No fractional shares will be delivered to Grantee. If the vested Restricted Share Units include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value (as defined in Section 12) of PNC common stock as of the vesting date (or as of the scheduled payment date pursuant to clause (2) of the third bullet under Section 6.3 if payment is made pursuant to that provision as necessary) or as otherwise provided in Section 8 if applicable.

6.3 Payout Timing. Payment will be made to Grantee in settlement of Restricted Share Units that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6.1, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the provisions of the following bullets, if applicable, and no interest shall be paid with respect to any such payments hereunder.

•

In the event that the vesting date pursuant to Section 6.1(i) is the date as of which any suspension imposed pursuant to Section 5.5 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the year in which the vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(ii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

•	Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control:

(1)

If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2)

If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code, then payment will be made as soon as practicable after the 3rd anniversary of the Award Grant Date (the date that would have been the scheduled vesting date for the Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii)), but in no event later than December 31st of the year in which such scheduled vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control and payment is scheduled for as soon as practicable after the 3rd anniversary of the Award Grant Date pursuant to clause (2) above but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later but not beyond the end of the calendar year in which the 3rd anniversary of the Award Grant Date occurs, the 15th day of the 3rd calendar month following the date of Grantee’s death.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements have been satisfied.

7. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares are issued and delivered in settlement of vested outstanding Restricted Share Units pursuant to Section 6.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Restricted Share Units are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per Share Unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 6 to be paid in cash at the applicable time specified in Section 6.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per Share Unit will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 6 will be made solely in cash at the applicable time specified by Section 6.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any vested Restricted Share Units are settled and paid in accordance with the terms of Section 6, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes. Where all applicable withholding tax obligations have not previously been satisfied, PNC will, at the time any such obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee or, if none, from other compensation then payable to Grantee or as otherwise determined by PNC.

Unless the Compensation Committee or other PNC Designated Person determines otherwise, where amounts are then payable hereunder to Grantee in the form of shares of PNC common stock, the Corporation will retain whole shares from any such amounts until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation. In the event that amounts are not then payable hereunder to Grantee in the form of shares or that such withholdings are otherwise not sufficient to meet the minimum amount of taxes then required to be withheld, withholding will be made from any amounts then payable hereunder to Grantee that are settled in cash until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation.

If any withholding is required prior to the time amounts are payable to Grantee hereunder or if such amounts are not sufficient to satisfy such obligation in full, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 10, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 12) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. PNC will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and related Dividend Equivalents award nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

12.1 “Agreement,” “Award Agreement;” “Award;” “Award Grant Date.”

“Agreement” or “Award Agreement” means the Stock-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan.

“Award” means the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

“Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units and related Dividend Equivalents are authorized to be granted by the Committee in accordance with the Plan.

12.2 “Anticipatory Termination” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 12.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 12.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 12.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

12.3 “Board” means the Board of Directors of PNC.

12.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 12.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness)

after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

12.5 “CEO” means the chief executive officer of PNC.

12.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 12.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 12.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

12.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

12.8 “Competitive Activity.”

“Competitive Activity” while Grantee is an employee of the Corporation means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary or (2) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the next twelve (12) months, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

“Competitive Activity” on or after Grantee’s Termination Date means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 12.11(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

12.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

12.10 “Corporation” means PNC and its Consolidated Subsidiaries.

12.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period of Grantee’s employment with the Corporation and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or other PNC Designated Person, as applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, (1) determines in its sole discretion that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement and (2) determines in its sole discretion to cancel all or a specified portion of the Restricted Share Units that have not yet vested in accordance with Section 6 and of the Dividend Equivalents related to such Restricted Share Units, including Dividend Equivalents related to such Restricted Share Units that may already have been paid to Grantee, on the basis of such determination that Grantee has engaged in Detrimental Conduct.

12.12 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

12.13 “Dividend Equivalents” means the opportunity to receive dividend equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Share Units to which they relate and evidenced by the Agreement.

12.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

12.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

12.16 “Grantee” means the person to whom the Restricted Share Units with related Dividend Equivalents award is granted and is identified as Grantee on page 1 of the Agreement.

12.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended and the rules and regulations promulgated thereunder.

12.18 “Person” has the meaning specified in the definition of Change of Control in Section 12.6(a).

12.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

12.20 “PNC” means The PNC Financial Services Group, Inc.

12.21 “PNC Designated Person” or “Designated Person” will be: (a) the Compensation Committee or its delegate if Grantee is (or was when he or she ceased to be an employee of the Corporation) either a member of the Corporate Executive Group (or equivalent successor classification) or subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities (or both); or (b) the Compensation Committee, the CEO, or the Chief Human Resources Officer of PNC, or any other individual or group as may be designated by one of the foregoing to act as Designated Person for purposes of the Agreement.

12.22 “Qualifying Retirement Termination” has the meaning specified in Section 5.2.

12.23 “Restricted Share Units” or “RSUs” means the Share-denominated award opportunity of the number of restricted share units specified as the Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 of the Agreement if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

12.24 “Retires” or “Retirement.” Grantee “Retires” if Grantee’s employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO or his or her designee so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement” and such Grantee’s Termination Date is sometimes also referred to as Grantee’s “Retirement Date.”

12.25 “Retiree.” Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 12.24.

12.26 “SEC” means the United States Securities and Exchange Commission.

12.27 “Section 409A” means Section 409A of the United States Internal Revenue Code.

12.28 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

12.29 “Share” means a share of PNC common stock.

12.30 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

13. Grantee Covenants.

13.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 13 and 14 by virtue of receiving this Restricted Share Units and Dividend Equivalents award (regardless of whether such share units ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

13.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 13.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 13.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

13.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

13.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 13.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 Equitable Remedies. A breach of the provisions of any of Sections 13.2, 13.3 or 13.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

14.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 13.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

14.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.5 Severability. The restrictions and obligations imposed by Sections 13.2, 13.3, 13.4, 14.1 and 14.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

14.6 Reform. In the event any of Sections 13.2, 13.3 and 13.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

14.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 13.2, 13.3 and 13.4.

14.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

14.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain Shares or other value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback,” adjustment or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

14.10. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

14.11. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14.12 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

15. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

Standard Five Year Three Tranche RSUs

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

STOCK-PAYABLE RESTRICTED SHARE UNITS

AWARD AGREEMENT

* * *

GRANTEE:	[Name]

AWARD GRANT DATE:	, 20

SHARE UNITS:	[ Whole Number ] share units

1. Definitions. Certain terms used in this Stock-Payable Restricted Share Units Award Agreement (the “Agreement” or “Award Agreement”) are defined in Section 12 or elsewhere in the Agreement, and such definitions shall apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

2. Restricted Share Units with Dividend Equivalents Award. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) a Share-denominated award opportunity of restricted share units (“Restricted Share Units” or “RSUs”) of the number of share units set forth above, together with the opportunity to receive related Dividend Equivalents (“Dividend Equivalents”) with respect to those share units (together, the “Award”). The Award is subject to acceptance by Grantee in accordance with Section 15 and is subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. For purposes of determining the service, conduct, and other conditions and provisions applicable to each portion of the RSUs and related Dividend Equivalents under the Agreement, the Award is divided into three installments or tranches. This includes the conditions set forth in Section 4 related to Dividend Equivalents and the conditions set forth in Sections 5 and 6 relating to specified service conditions and service related forfeiture provisions for each tranche, conduct-related provisions, and vesting and settlement provisions for each tranche.

The three Restricted Share Units and related Dividend Equivalents “Tranches” are set forth below:

•	one-fourth of the Share Units (rounded down to the nearest whole unit) are in the first tranche (“1st Tranche”);

•	one-third of the remaining Share Units (rounded down to the nearest whole unit) are in the second tranche (“2nd Tranche”); and

•	the remainder of the Share Units are in the third tranche (“3rd Tranche”).

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units, and, to the extent not yet paid, the related Dividend Equivalents, are subject to forfeiture pursuant to the terms and conditions of the Agreement until vesting of the Restricted Share Units in accordance with the terms of the Agreement.

Provided that a Restricted Share Units’ Tranche is not forfeited in accordance with the terms of Section 5 and vests in accordance with the terms of Section 6, that Tranche of RSUs will be settled and paid out, generally in shares of PNC common stock, pursuant to and in accordance with the terms of Section 6. Restricted Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of the service or conduct provisions of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Tranche of Restricted Share Units to which they relate and therefore shall terminate, without payment of any consideration by PNC, upon the cancellation or settlement, whichever is applicable, of the Tranche of Restricted Share Units to which they relate.

4. Dividend Equivalents.

Dividend Equivalents. These Dividend Equivalents are related to the Restricted Share Units, and Dividend Equivalents payments are applicable for the period during which the Tranche of Restricted Share Units to which they relate is outstanding. Dividend Equivalents apply to the period from and after the Award Grant Date until such time as the applicable Tranche of Restricted Share Units granted in connection with the Dividend Equivalents either (i) vests pursuant to and in accordance with the terms of Section 6 or (ii) is cancelled upon forfeiture in accordance with the terms of Section 5. At the end of such period (either the vesting date in accordance with Section 6 or cancellation date in accordance with Section 5), the related Dividend Equivalents terminate.

Once the Agreement is effective in accordance with Section 15 and subject to the terms and conditions of this Section 4, the Corporation will make Dividend Equivalents payments to Grantee, where applicable, of cash equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during the Dividend Equivalents period.

Payment. The Corporation will make Dividend Equivalents payments to Grantee where applicable pursuant to this Section 4 each quarter following the dividend payment date that relates to such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date. Dividend Equivalents payments are subject to the additional conditions set forth below, and except as otherwise provided below, Dividend Equivalents will not be payable with respect to a dividend unless the Restricted Share Units to which the Dividend Equivalents relate were outstanding on both the dividend record date and dividend payment date for such dividend.

Additional Conditions. Except as otherwise provided in Sections 5.4(b) and 12.11, termination or cancellation of the right to ongoing Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units vest pursuant to and in accordance with the terms of Section 6 and if such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

However, if the termination of the right to ongoing Dividend Equivalents occurs because the related Restricted Share Units are cancelled upon forfeiture in accordance with the terms of Section 5, Grantee will not receive any dividend equivalent payments on or after such forfeiture date, whether or not a dividend record date had occurred prior to such date.

Where payment of Dividend Equivalents that would otherwise be made is suspended pursuant to Section 5.3 or Section 5.5 pending resolution of a potential forfeiture of the Restricted Share Units, then such payment will be made only if and when the suspension is terminated for reasons favorable to Grantee and the Restricted Share Units are not forfeited. No interest shall be paid with respect to any suspended payments. If the suspension is terminated for reasons adverse to Grantee, both the Restricted Share Units and any suspended Dividend Equivalents payments will be forfeited without payment.

5. Forfeiture Provisions; Termination of Award Upon Failure to Meet Applicable Conditions.

5.1 Termination of Award Upon Forfeiture of Units. The Award is subject to the forfeiture provisions set forth in this Section 5. Upon forfeiture and cancellation of a Tranche or Tranches, as the case may be, of Restricted Share Units and the right to receive any further payments with respect to related Dividend Equivalents pursuant to the terms and conditions of this Section 5, the Award will terminate with respect to such Tranche or Tranches of RSUs and related Dividend Equivalents, and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement with respect to such Tranche or Tranches of RSUs and related Dividend Equivalents, as applicable.

5.2 Service Requirements.

Grantee will meet the service requirements with respect to the Restricted Share Units, or applicable portion thereof if so specified, if Grantee meets the conditions of any of the subclauses below. If more than one of the following subclauses is applicable with respect to those RSUs, Grantee will have met the service requirements for such RSUs upon the first to occur of such conditions.

(i)

Grantee continues to be an employee of the Corporation through and including the day immediately preceding the 3rd, 4th, or 5th anniversary of the Award Grant Date, as the case may be, with respect to the 1st, 2nd, or 3rd Tranche of the RSUs, as applicable.

(ii)	Grantee ceases to be an employee of the Corporation by reason of Grantee’s death.

(iii)	Grantee continues to be an employee of the Corporation until such time as Grantee’s employment is terminated by the Corporation by reason of Grantee’s Disability (as defined in Section 12).

(iv)	Grantee continues to be employed by the Corporation until such time as Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination (as defined in Section 12).

(v)	Grantee continues to be employed by the Corporation through the day immediately prior to the date a Change of Control (as defined in Section 12) occurs.

(vi)

The Committee or other PNC Designated Person (as defined in Section 12) determines, in its sole discretion and prior to Grantee’s Termination Date, that, with respect to all or a specified portion of Grantee’s then outstanding Restricted Share Units that have not yet vested, the service requirements will be deemed to have been satisfied with respect to such share units; provided that if the Committee or other PNC Designated Person determines, in its sole discretion, that such deemed satisfaction of the service requirements shall be subject to any accompanying restrictions, terms or conditions, then such conditions shall have been timely satisfied (or shall be deemed to have been timely satisfied upon the earlier occurrence of Grantee’s death or of a Change of Control) no later than by the end of the day immediately preceding the 5th anniversary of the Award Grant Date.

5.3 Forfeiture of Award Upon Failure to Meet Service Requirements.

(a) Except as otherwise provided in subsection (b) below, if, at the time Grantee ceases to be employed by the Corporation, Grantee has failed to meet the service requirements for the Award as set forth in Section 5.2 with respect to one or more Tranches of RSUs prior to or as of Grantee’s Termination Date (as defined in Section 12), then all outstanding Restricted Share Units that have so failed to meet such service requirements, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) If, at the time Grantee ceases to be employed by the Corporation, Grantee could still satisfy the service requirements for all or a portion of the Award pursuant to Section 5.2(vi) provided that Grantee satisfies all of the conditions, if any, required by the Committee or other PNC Designated Person for such provision to apply within the time so specified by the Committee or other PNC Designated Person and/or that provision, then the potential forfeiture of that portion of the Award for failure to meet the service requirements set forth in Section 5.2 (and payment with respect to Dividend Equivalents with respect to that portion of the Award) will be suspended until the earliest to occur of the following: (1) Grantee’s failing to meet the service requirements of Section 5.2 upon the failure to satisfy such conditions at all or to satisfy such conditions within any time period specified by the Committee or other PNC Designated Person for such purpose or, if earlier or if no such time period is specified by the Committee or other PNC Designated Person, within the time period otherwise specified in such provision (i.e., no later than by the end of the day immediately preceding the 5th anniversary of the Award Grant Date); (2) the timely satisfaction of such conditions, if any, such that Grantee is considered to have met the service requirements of Section 5.2 for purposes of that portion of the Award; (3) Grantee’s death; or (4) the occurrence of a Change of Control.

If such suspension is resolved adverse to Grantee pursuant to clause (1) above, then all outstanding Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended pending such resolution, will be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC effective as of Grantee’s Termination Date.

If such suspension is resolved pursuant to clause (2) above or by the occurrence of an event set forth in clause (3) or (4) above, then vesting of Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

5.4 Forfeiture of Award Upon Termination for Cause or Upon Determination of Detrimental Conduct.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 5th anniversary of the Award Grant Date and prior to the occurrence of a Change of Control, if any, then all then outstanding Restricted Share Units, together with the right to receive any payment on or after Grantee’s Termination Date with respect to the related Dividend Equivalents, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC as of Grantee’s Termination Date.

(b) Detrimental Conduct. At any time prior to the date that such Restricted Share Units vest in accordance with Section 6, Restricted Share Units and related Dividend Equivalents, or specified portion thereof, will be forfeited by Grantee to PNC and cancelled, without payment of any consideration by PNC, on the date and to the extent that PNC determines in its sole discretion to so cancel all or a specified portion of the Restricted Share Units and related Dividend Equivalents on the basis of its determination that Grantee has engaged in Detrimental Conduct as set forth in Section 12.11, whether such determination is made during the period of Grantee’s employment with the Corporation or after Grantee’s Termination Date; provided, however, that (i) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death and Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Share Units by will or the laws of descent and distribution in the event of Grantee’s death; (ii) in the event that Grantee’s termination of employment was an Anticipatory Termination, no determination that Grantee has engaged in Detrimental Conduct may be made on or after Grantee’s Termination Date; and (iii) no determination that Grantee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control (as defined in Section 12).

5.5 Suspension and Forfeiture Related to Judicial Criminal Proceedings.

If any criminal charges are brought against Grantee, in an indictment or in other analogous formal charges commencing judicial criminal proceedings, alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation, then to the extent that the Restricted Share Units or any portion thereof are still outstanding and have not yet vested, the vesting of those Restricted Share Units and any further Dividend Equivalent payments shall be automatically suspended.

Such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, those Restricted Share Units, together with all payments with respect to the related Dividend Equivalents that had been suspended, will, upon such occurrence, be automatically forfeited by Grantee to PNC, will not vest or be eligible to vest, and will be cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, then vesting of those Restricted Share Units shall proceed in accordance with Section 6, as applicable, any Dividend Equivalents payments that had been suspended shall be paid, and payment of ongoing Dividend Equivalents, if any, shall resume in accordance with Section 4 as applicable. No interest shall be paid with respect to any suspended payments.

6. Vesting and Settlement of Restricted Share Units.

6.1 Vesting. Grantee’s Restricted Share Units will vest upon the earliest to occur of the events set forth in the subclauses below, provided that those Restricted Share Units have not been forfeited prior to such event pursuant to any of the provisions of Section 5 and remain outstanding at that time:

(i)

the 3rd anniversary of the Award Grant Date in the case of the 1st Tranche of RSUs, the 4th anniversary of the Award Grant Date in the case of the 2nd Tranche of RSUs, and the 5th anniversary of the Award Grant Date in the case of the 3rd Tranche of RSUs, as the case may be, or, if later, on the date as of which any suspension imposed with respect to those RSUs pursuant to Section 5.5 is lifted without forfeiture of the units and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the end of the day immediately preceding the day a Change of Control (as defined in Section 12) occurs.

Restricted Share Units that have been forfeited by Grantee pursuant to the provisions of Section 5 are not eligible for vesting, will not settle and will be cancelled without payment of any consideration by PNC.

The Dividend Equivalents period with respect to Dividend Equivalents related to such Share Units will end and such Dividend Equivalents will terminate either on the vesting date for such Restricted Share Units in accordance with Section 6 or on the cancellation date for such Restricted Share Units in accordance with Section 5, as applicable.

6.2 Settlement.

Restricted Share Units that have vested will be settled at the time set forth in Section 6.3 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of vested Restricted Share Units being settled or as otherwise provided in Section 8 if applicable.

No fractional shares will be delivered to Grantee. If the vested Restricted Share Units include a fractional interest, such fractional interest will be liquidated and paid to Grantee in cash on the basis of the then current Fair Market Value (as defined in Section 12) of PNC common stock as of the vesting date (or as of the scheduled payment date pursuant to clause (2) of the third bullet under Section 6.3 if payment is made pursuant to that provision as necessary) or as otherwise provided in Section 8 if applicable.

6.3 Payout Timing. Payment will be made to Grantee in settlement of Restricted Share Units that have vested as soon as practicable after the vesting date set forth in the applicable subclause of Section 6.1 for such RSUs, generally within 30 days but no later than December 31st of the calendar year in which the vesting date occurs, subject to the provisions of the following bullets, if applicable, and no interest shall be paid with respect to any such payments hereunder.

•

In the event that the vesting date pursuant to Section 6.1(i) is the date as of which any suspension imposed pursuant to Section 5.5 is lifted, payment will be made no later than the earlier of (a) 30 days after the vesting date and (b) December 31st of the year in which the vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(ii) upon Grantee’s death, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later, the 15th day of the 3rd calendar month following the date of Grantee’s death.

•	Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control:

(1)

If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code, payment will be made as soon as practicable after the Change of Control date, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2)

If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code, then payment will be made as soon as practicable after the date that would have been the scheduled vesting date for such Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii), but in no event later than December 31st of the year in which such scheduled vesting date occurs.

•

Where vesting occurs pursuant to Section 6.1(iii) due to the occurrence of a Change of Control and payment is scheduled for as soon as practicable after the date that would have been the scheduled vesting date for such Restricted Share Units had they vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii) pursuant to clause (2) above but Grantee dies prior to that scheduled payout date, payment will be made no later than December 31st of the calendar year in which Grantee’s death occurred or, if later (but not beyond the end of the calendar year in which the vesting would have occurred had such RSUs vested pursuant to Section 6.1(i) rather than pursuant to Section 6.1(iii)), the 15th day of the 3rd calendar month following the date of Grantee’s death.

Delivery of shares and/or other payment pursuant to the Award will not be made unless and until all applicable tax withholding requirements have been satisfied.

7. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares are issued and delivered in settlement of vested outstanding Restricted Share Units pursuant to Section 6.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, if corporate transactions such as stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (“Corporate Transactions”) occur prior to the time, if any, that outstanding vested Restricted Share Units are settled and paid, the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect Corporate Transactions such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transactions, including without limitation (a) measuring the value per Share Unit of any share-denominated award amount authorized for payment to Grantee pursuant to Section 6 by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transactions and (b) authorizing payment of the entire value of any award amount authorized for payment to Grantee pursuant to Section 6 to be paid in cash at the applicable time specified in Section 6.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per Share Unit will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions if applicable, and (c) if the effect of the Corporate Transaction or Transactions on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then the entire value of any payment to be made to Grantee pursuant to Section 6 will be made solely in cash at the applicable time specified by Section 6.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and related Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, or otherwise alienated or hypothecated.

(b) If Grantee is deceased at the time any vested Restricted Share Units are settled and paid in accordance with the terms of Section 6, such delivery of shares and/or other payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes. Where all applicable withholding tax obligations have not previously been satisfied, PNC will, at the time any such obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee or, if none, from other compensation then payable to Grantee or as otherwise determined by PNC.

Unless the Compensation Committee or other PNC Designated Person determines otherwise, where amounts are then payable hereunder to Grantee in the form of shares of PNC common stock, the Corporation will retain whole shares from any such amounts until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation. In the event that amounts are not then payable hereunder to Grantee in the form of shares or that such withholdings are otherwise not sufficient to meet the minimum amount of taxes then required to be withheld, withholding will be made from any amounts then payable hereunder to Grantee that are settled in cash until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligation.

If any withholding is required prior to the time amounts are payable to Grantee hereunder or if such amounts are not sufficient to satisfy such obligation in full, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

For purposes of this Section 10, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value (as defined in Section 12) on the date the tax withholding obligation arises.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. PNC will not retain Shares for this purpose. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and related Dividend Equivalents award nor any payment with respect to such Award authorized hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

12.1 “Agreement,” “Award Agreement;” “Award;” “Award Grant Date.”

“Agreement” or “Award Agreement” means the Stock-Payable Restricted Share Units Award Agreement between PNC and Grantee evidencing the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan.

“Award” means the Restricted Share Units and related Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

“Award Grant Date” means the Award Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units and related Dividend Equivalents are authorized to be granted by the Committee in accordance with the Plan.

12.2 “Anticipatory Termination” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause as defined in this Section 12.2, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this Section 12.2, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of this Section 12.2 only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

12.3 “Board” means the Board of Directors of PNC.

12.4 “Cause” and “termination for Cause.”

Except as otherwise required by Section 12.2 in connection with the definition of Anticipatory Termination set forth in therein, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

12.5 “CEO” means the chief executive officer of PNC.

12.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 12.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 12.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

12.7 “Compensation Committee” or “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

12.8 “Competitive Activity.”

“Competitive Activity” while Grantee is an employee of the Corporation means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary or (2) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the next twelve (12) months, in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

“Competitive Activity” on or after Grantee’s Termination Date means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities that Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 12.11(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

12.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the U.S. Internal Revenue Code.

12.10 “Corporation” means PNC and its Consolidated Subsidiaries.

12.11 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given or withheld at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period of Grantee’s employment with the Corporation and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to have a service relationship with the Corporation;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Compensation Committee or other PNC Designated Person, as applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, (1) determines in its sole discretion that Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement and (2) determines in its sole discretion to cancel all or a specified portion of the Restricted Share Units that have not yet vested in accordance with Section 6 and of the Dividend Equivalents related to such Restricted Share Units, including Dividend Equivalents related to such Restricted Share Units that may already have been paid to Grantee, on the basis of such determination that Grantee has engaged in Detrimental Conduct.

12.12 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the U.S. Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for U.S. Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

12.13 “Dividend Equivalents” means the opportunity to receive dividend equivalents granted to Grantee pursuant to the Plan in connection with the Restricted Share Units to which they relate and evidenced by the Agreement.

12.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

12.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

12.16 “Grantee” means the person to whom the Restricted Share Units with related Dividend Equivalents award is granted and is identified as Grantee on page 1 of the Agreement.

12.17 “Internal Revenue Code” means the United States Internal Revenue Code of 1986 as amended and the rules and regulations promulgated thereunder.

12.18 “Person” has the meaning specified in the definition of Change of Control in Section 12.6(a).

12.19 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

12.20 “PNC” means The PNC Financial Services Group, Inc.

12.21 “PNC Designated Person” or “Designated Person” will be: (a) the Compensation Committee or its delegate if Grantee is (or was when he or she ceased to be an employee of the Corporation) either a member of the Corporate Executive Group (or equivalent successor classification) or subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities (or both); or (b) the Compensation Committee, the CEO, or the Chief Human Resources Officer of PNC, or any other individual or group as may be designated by one of the foregoing to act as Designated Person for purposes of the Agreement.

12.22 “Restricted Share Units” or “RSUs” means the Share-denominated award opportunity of the number of restricted share units specified as the Share Units on page 1 of the Agreement, subject to capital adjustments pursuant to Section 8 of the Agreement if any, granted to Grantee pursuant to the Plan and evidenced by the Agreement.

12.23 “SEC” means the United States Securities and Exchange Commission.

12.24 “Section 409A” means Section 409A of the United States Internal Revenue Code.

12.25 “Service relationship” or “having a service relationship with the Corporation” means being engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as an employee, consultant, independent contractor, officer, director or advisory director.

12.26 “Share” means a share of PNC common stock.

12.27 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under U.S. generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

12.28 “Tranche(s)” or “1st, 2nd, or 3rd Tranche” have the meanings set forth in Section 3.

13. Grantee Covenants.

13.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 13 and 14 by virtue of receiving this Restricted Share Units and Dividend Equivalents award (regardless of whether such share units ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

13.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 13.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of Grantee’s Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding Grantee’s Termination Date, or (iii) was, as of Grantee’s Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 13.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after Grantee’s Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

13.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee shall not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

13.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 13.4 shall be performed by Grantee without further compensation and shall continue beyond Grantee’s Termination Date.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 Equitable Remedies. A breach of the provisions of any of Sections 13.2, 13.3 or 13.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

14.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 13.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

14.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.5 Severability. The restrictions and obligations imposed by Sections 13.2, 13.3, 13.4, 14.1 and 14.7 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Grantee.

14.6 Reform. In the event any of Sections 13.2, 13.3 and 13.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

14.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 13.2, 13.3 and 13.4.

14.8 Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the U.S. Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

14.9 Applicable Law; Clawback. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries.

Further, to the extent applicable to Grantee, the Award, and any right to receive and retain Shares or other value pursuant to the Award, shall be subject to rescission, cancellation or recoupment, in whole or in part, if and to the extent so provided under any “clawback,” adjustment or similar policy of PNC in effect on the Award Grant Date or that may be established thereafter and to any clawback or recoupment that may be required by applicable law.

14.10. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Award Grant Date.

14.11. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14.12 Modification. Modifications or adjustments to the terms of this Agreement may be made by PNC as permitted in accordance with the Plan or as provided for in this Agreement. No other modification of the terms of this Agreement shall be effective unless embodied in a separate, subsequent writing signed by Grantee and by an authorized representative of PNC.

15. Acceptance of Award; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of an unaltered and unchanged copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective as of the Award Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Award Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee